Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

 In connection with the Quarterly Report (the “Report”) of Pluristem Therapeutics Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Yaky Yanay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2015	By: /s/ Yaky Yanay —————————————— Yaky Yanay Chief Financial Officer, Secretary, Chief Operating Officer and President